Exhibit 99.2 BCP Investment Corporation Q2 2026 Earnings Presentation August 7, 2026

Important Information Cautionary Statement Regarding Forward -Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of BCP Investment Corporation (“BCIC” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company .. We generally identify forward-looking statements by terminology such as may, will, should, expects, plans, anticipates, could, intends, target, projects, “outlook”, contemplates, believes, estimates, predicts, potential or continue or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC . 2

Quarterly Highlights

BCP Investment Corporation

Second Quarter 2026

Section	Highlights
Key Financial Metrics	• **Core investment income[1] of $12.9 million** for the second quarter, as compared to $14.8 million for the first quarter of 2026 and $12.6 million for the second quarter of 2025. • **Net investment income of $5.5 million ($0.45 per share)** for the quarter, compared to $6.9 million ($0.55 per share) for the first quarter of 2026 and $4.6 million ($0.50 per share) for the second quarter of 2025. • **Net asset value (NAV) was $179.5 million ($14.49 per share)**, as of 6/30/26 compared to $193.0 million ($15.60 per share) as of 3/31/26 and $209.2 million ($16.68 per share) as of 12/31/25. • **Declared a regular monthly base distribution of $0.09 per share** of common stock for each of October, November and December 2026. The October 2026 distribution is payable on 10/30/26 to stockholders of record at the close of business on 10/15/26. The November 2026 distribution is payable on 12/4/26 to stockholders of record at the close of business on 11/23/26. The December 2026 distribution is payable on 12/30/26 to stockholders of record at the close of business on 12/15/26.
Portfolio & Investment Activity	• Investment portfolio at fair value as of 6/30/26, was $452.7 million, comprised of 107 portfolio companies. Our debt investment portfolio, excluding our investments in the CLO Funds, equities and Joint Ventures, totaled $349.7 million at fair value as of 6/30/26, spread across 33 industries and 71 portfolio companies with an average par balance per investment of approximately $3.2 million. This compares to a total investment portfolio at fair value as of 3/31/26 of $476.9 million, across 108 portfolio companies. Our debt investment portfolio totaled $384.1 million at fair value as of 3/31/26, spread across 33 industries and 72 portfolio companies, with an average par balance per investment of approximately $3.3 million. Approximately 47% of the second quarter's unrealized depreciation on the portfolio was concentrated in software and software-exposed investments. The majority of this unrealized depreciation reflects broad sector dislocation and market-driven valuation pressure rather than fundamental credit deterioration. 94% of BCIC's software exposure is in mission-critical, structurally protected portfolio companies. • Deployments of approximately $20.9 million and repayments and sales of approximately $34.9 million, resulting in net repayments and sales of approximately $14.0 million for the second quarter. • Weighted average annualized yield, excluding income from non-accruals and CLOs, was approximately 12.0% as of 6/30/26. • Debt investments on non-accrual as of 6/30/26, were 11 attributable to 7 portfolio companies, representing 3.1% and 5.7% of the Company's investment portfolio at fair value and amortized cost, respectively. This compares to 12 debt investments attributable to 9 portfolio companies, representing 2.6% and 6.2% as of March 31, 2026. For a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received).
Liquidity & Capital Resources	• **Par value of outstanding borrowings**, as of 6/30/26, was $286.1 million, which compares to $312.3 million as of 12/31/25, with an asset coverage ratio of 162% as of 6/30/26 compared to 167% as of 12/31/2025. On a gross basis, leverage as of 6/30/26 was 1.6x as compared to 1.5x as of 12/31/25. On a net basis, leverage as of 6/30/26 was 1.6x[2] as compared to 1.4x[2] as of 12/31/25. During the second quarter, the Company redeemed $40.0 million of its 2026 Notes and reduced outstanding borrowings under its revolving credit facility, lowering total borrowings from year-end levels.

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP ("GAAP"), less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. ("GARS"), Harvest Capital Credit Corporation ("HCAP"), and Logan Ridge Finance Corporation ("LRFC") mergers. The Company believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial performance.

(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $7.7 million and $12.5 million of cash and cash equivalents and restricted cash as of June 30, 2026 and December 31, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial condition.

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Quarterly Highlights

Recent Milestones & Upcoming Initiatives

BCP Investment Corporation

Recently Completed Milestones

Merger and Rebranding:

- On July 15, 2025, the Company closed its merger with Logan Ridge Finance Corporation ("LRFC Acquisition") and, following a rebrand in August, began operating as BCP Investment Corporation, continuing to trade on Nasdaq under the ticker "BCIC," marking a major milestone in scale, diversification, and operational efficiency.

KeyBank Amendment and JPM Revolving Credit Facility Repayment & Termination

- On August 6, 2026, Capitala Business Lending, LLC ("CBL"), a wholly owned subsidiary of the Company, entered into a sixth amendment (the "Sixth Amendment") to its senior secured revolving credit facility with KeyBank National Association ("KeyBank"), as administrative agent (as amended, the "KeyBank Credit Facility"). The Sixth Amendment reduces the applicable margin during the reinvestment period from 2.80% to 2.50% per annum and during the amortization period from 3.20% to 3.00% per annum; extends the termination date of the reinvestment period from August 21, 2027 to August 6, 2029; extends the maturity date from August 21, 2029 to August 6, 2031; increases the facility amount from $75.0 million to $150.0 million; and continues to provide an uncommitted accordion feature permitting an increase to up to $200.0 million. The Sixth Amendment also amends the borrowing base provisions to permit certain participation interests acquired in connection with the refinancing to be included as eligible collateral.
- Concurrent with the consummation of the Sixth Amendment, Great Lakes Portman Ridge Funding LLC ("GLPRF LLC"), a direct, wholly owned subsidiary of the Company, transferred certain portfolio investment assets to CBL, and proceeds of borrowings under the amended KeyBank Credit Facility were used to repay in full all outstanding advances and other amounts then due under the senior secured revolving credit facility of GLPRF LLC with JPMorgan Chase Bank, National Association ("JPMorgan") (the "Revolving Credit Facility"). Following such repayment, the financing commitments under the Revolving Credit Facility were terminated and the related security interests were released.

Note Offering:

- On March 20, 2026, the Company entered into a note purchase agreement in connection with the issuance and sale of $50.0 million aggregate principal amount of its 7.50% notes due 2029 (the "2029 Notes"), under an effective shelf registration statement. The offering closed and the 2029 Notes were issued on March 24, 2026. On April 27, 2026, the Company used the proceeds to redeem $40.0 million aggregate principal amount of its 2026 Notes at par plus a make-whole premium, leaving approximately $10.0 million of 2026 Notes outstanding.

Share Repurchase Program and Tender Offer:

- On December 12, 2025, the Company, its management, the Adviser, and the Company's affiliates completed a modified "Dutch Auction" Tender Offer. The Company purchased 557,960 shares of its common stock for an aggregate cost of approximately $7.6 million at an average price of $13.63 per share, which was accretive to NAV by $0.18 per share.
- On March 4, 2026, BCIC's Board of Directors authorized a renewed stock repurchase program of up to $10 million for the period from March 4, 2026, to March 31, 2027.
- During the six months ended June 30, 2026, the Company repurchased 172,159 shares of its common stock for an aggregate cost of approximately $2.1 million at an average price of $11.97 per share through the 2026 Share Repurchase Program, which was accretive to NAV by $0.07 per share.

Monthly Distribution Structure:

- On March 4, 2026, the Board of Directors of the Company authorized the transition of the Company's distribution payment schedule from quarterly to monthly, while retaining the potential for quarterly supplemental distributions.

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Financial Highlights

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Total Investment Income	$12,630	$18,940	$17,464	$17,598	$15,165
Less: Purchase discount accretion	—	(3,618)	(3,261)	(2,776)	(2,227)
Core investment income[(1)]	**12,630**	**15,322**	**14,203**	**14,822**	**12,938**
Total Expenses	**8,073**	**10,280**	**10,077**	**10,708**	**9,647**
Incentive fee waiver	—	(188)	—	—	—
Total Net Expenses	**8,073**	**10,092**	**10,077**	**10,708**	**9,647**
Net Investment Income	**4,557**	**8,848**	**7,387**	**6,890**	**5,518**
Less: Purchase discount accretion	—	(3,618)	(3,261)	(2,776)	(2,227)
Core net investment income[(2)]	**4,557**	**5,230**	**4,126**	**4,114**	**3,291**
Net realized gain (loss) on investments	(15,840)	(2,678)	(2,745)	(2,022)	(10,482)
Net change in unrealized appreciation (depreciation) on investments	6,628	15,525	(11,703)	(14,638)	(4,734)
Tax (provision) benefit on realized and unrealized gains (loss) on investments	137	1,935	(115)	(403)	184
Net realized gain (loss) on extinguishment of debt	—	—	(362)	—	(360)
Add: Purchase discount accretion		3,618	3,261	2,776	2,227
Net increase/(decrease) in net assets resulting from operations	**(4,518)**	**23,630**	**(7,538)**	**(10,173)**	**(9,874)**
Per Share					
Core Net Investment Income	**$0.50**	**$0.42**	**$0.32**	**$0.33**	**$0.27**
Net Investment Income	**$0.50**	**$0.71**	**$0.57**	**$0.55**	**$0.45**
Net Realized and Unrealized Gain / (Loss) on Investments and Debt	**($1.01)**	**$1.02**	**($1.14)**	**($1.34)**	**($1.26)**
Net Earnings	**($0.49)**	**$1.88**	**($0.58)**	**($0.82)**	**($0.80)**
Distributions Paid	**$0.47**	**$0.49**	**$0.47**	**$0.32**	**$0.30**
Net Asset Value	**$17.89**	**$17.55**	**$16.68**	**$15.60**	**$14.49**

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses, specifically the add-back of incentive fees associated with the removal of purchase discounts. The Company believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

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Repayment Activity Over the last three years, BCIC has experienced an average of ~$0.3 million in income related to repayment / prepayment activity. Paydown Income by Quarter ($ in 000s) 1,000 900 800 700 600 500 Quarterly Average: $277 400 300 200 $114 100 - Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 (1) Core Paydown Income is a non-GAAP financial measure defined as accelerated accretion of discount on debt investments resulting from repayment or prepayment events (excluding accelerated accretion of purchase discount, which is included in total investment income under GAAP) . Management presents Core Paydown Income separately to enable investors to assess the impact of portfolio repayment and turnover activity on total investment income in a given period, as these amounts are episodic and event-driven rather than recurring components of coupon income. Core Paydown Income should not be viewed as a substitute for any GAAP measure of investment income. The calculation may not be comparable to similarly titled measures of other companies. 6

Core Earnings Analysis

BCP Investment Corporation

	For the Three Months Ended					
(Dollar amounts in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Interest Income:						
Non-controlled/non-affiliated investments	$7,300	$8,463	$13,295	$13,146	$11,344	$10,744
Non-controlled affiliated investments	316	324	1,434	1,530	1,474	640
Total interest income	**7,616**	**8,787**	**14,729**	**14,676**	**12,818**	**11,384**
Payment-in-kind income:						
Non-controlled/non-affiliated investments	2,853	2,354	2,507	2,023	3,129	1,968
Non-controlled affiliated investments	208	95	198	285	293	393
Total payment-in-kind income	**3,061**	**2,449**	**2,705**	**2,308**	**3,422**	**2,361**
Dividend income:						
Non-controlled affiliated investments	1,417	1,213	1,500	197	1,047	1,342
Total dividend income	**1,417**	**1,213**	**1,500**	**197**	**1,047**	**1,342**
Fees and other income:						
Non-controlled/non-affiliated investments	24	98	6	283	237	32
Non-controlled affiliated investments	—	83	—	—	74	46
Total fees and other income	**24**	**181**	**6**	**283**	**311**	**78**
Reported Investment Income	**$12,118**	**$12,630**	**$18,940**	**$17,464**	**$17,598**	**$15,165**
Less: Purchase discount accounting	(16)	—	(3,618)	(3,261)	(2,776)	(2,227)
Core Investment Income[1]	**$12,102**	**$12,630**	**$15,322**	**$14,203**	**$14,822**	**$12,938**
Reported						
Net Investment Income	$4,340	$4,557	$8,848	$7,387	$6,890	$5,518
NII Per Share	***$0.47***	***$0.50***	***$0.71***	***$0.57***	***$0.55***	***$0.45***
Core						
Net Investment Income[2]	$4,327	$4,557	$5,230	$4,126	$4,114	$3,291
NII Per Share	***$0.47***	***$0.50***	***$0.42***	***$0.32***	***$0.33***	***$0.27***

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses, specifically the add-back of incentive fees associated with the removal of purchase discounts.

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Net Asset Value Roll Forward For the Three Months Ended (Dollar amounts in thousands) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 NAV, Beginning of Period $173,511 $164,729 $231,304 $209,156 $193,005 Net investment income 4,557 8,848 7,387 6,890 5,518 (15,840) (2,678) (2,745) (2,022) (10,482) Net realized gain (loss) on investments Net change in unrealized appreciation (depreciation) on investments 6,628 15,525 (11,703) (14,638) (4,734) 137 1,935 (115) (403) 184 Tax (provision) benefit on realized and unrealized gains (losses) on investments Net realized gain (loss) from extinguishment of debt—— (362) — (360) (4,325) (6,464) (6,141) (3,958) (3,714) Distributions declared Stock repurchases— (250) (9,006) (2,064) — Stock issued under dividend reinvestment plan 61 63 63 44 45 (1) — 49,596 474 —— Issuance of common shares NAV, End of Period $164,729 $231,304 $209,156 $193,005 $179,462 Leverage and Asset Coverage Gross Leverage 1.6x 1.4x 1.5x 1.8x 1.6x (2) 1.4x 1.3x 1.4x 1.5x 1.6x Net Leverage Asset Coverage 165% 171% 167% 156% 162% (1) Issuance of common shares were in connection with the LRFC Acquisition in the period ended September 30, 2025. Issuance of co mmon shares were in connection with the conversion of a portion of the 2032 Convertible Notes in the period ended December 31, 2 025 . (2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and a ppropriate supplemental disclosure because it reflects the Company’s financial condition net of $7.7 million, $58.0 million, $12.5 million, $17.4 million and $2 4.6 million of cash and cash equivalents and restricted cash as of June 30, 2026, March 31, 2026, December 31, 2025, September 30 , 2025, and June 30, 2025, respectively. However, the net leverage ratio is a non -U.S. GAAP measure and should not be considered as a replacement for the r egulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverag e ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corp’s financial condition. 8

BCIC Portfolio Composition As of June 30, 2026 (3) Key Statistics Diversification by Borrower 5.4% Top 5 4.9% Key Statistics Borrowers 3.5% Borrower 1 20.3% 3.3% Total Investments at Fair Value $452.7 million Borrower 2 3.2% (1) Borrower 3 Weighted Average Annualized Yield on Investments 12.0% 41.6% Borrower 4 Number of Debt + Equity Portfolio Companies 107 13.3% Borrower 5 Number of Industries 41 Next 6-10 Investments Average Debt Position Size $3.2 Next 11-25 Investments Non-Accrual Investments (Cost / Fair Value) 5.7% / 3.1% Remainder 24.8% (2) (3) Asset Mix Industry Diversification Health Care Providers & Services 6.3% Software 17.4% 10.8% Financial Services 25.0% First Lien Debt IT Services Second Lien Debt 9.7% Commercial Services & Supplies 14.8% Equity Securities Media 2.3% 3.0% Textiles, Apparel & Luxury Goods Subordinated Debt 3.7% Aerospace & Defense 3.7% 73.2% 11.0% Leisure Products 4.0% 6.0% 9.1% Food Products (1) Calculated based on the Debt Securities Portfolio excluding income from non -accruals and collateralized loan obligations. Exclud ing the impact of Remainder the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non -accruals and c ollateralized loan obligations) was approximately 8.9% as of 6/30/26. 9 (2) Shown as % of debt and equity investments at fair market value. (3) As of June 30, 2026. Figures shown do not include CLO Funds, Joint Ventures, and Derivatives.

Portfolio Trends[1][2]

As of June 30, 2026

BCP Investment Corporation

	As of				
(Dollar amounts in thousands)	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Portfolio Sourcing (at Fair Value):					
BC Partners	$322,989	$425,230	$391,331	$373,138	$349,632
Legacy KCAP	16,814	14,028	13,925	12,638	9,911
Legacy OHAI	0	0	0	0	0
Legacy GARS	48,831	50,484	47,947	42,581	45,057
Legacy HCAP[3]	6,475	6,680	6,720	6,615	5,563
Legacy LRFC[4]	—	43,279	41,052	41,916	42,578
Portfolio Summary:					
Total portfolio, at fair value	**$395,109**	**$539,701**	**$500,975**	**$476,888**	**$452,741**
Total number of debt portfolio companies / Total number of investments[5]	69 / 185	79 / 213	74 / 205	72 / 208	71 / 206
Weighted Avg EBITDA of debt portfolio companies[8]	$134,507	$137,956	$139,606	$68,362	$66,632
Average size of debt portfolio company investment	$2,646	$3,186	$3,481	$3,324	$3,171
Weighted avg first lien / total leverage ratio (net) of debt portfolio	5.1x / 5.9x	5.2x / 5.8x	5.3x / 6.0x	5.6x / 6.2x	5.2x / 6.2x
Portfolio Yields and Spreads:					
Weighted average yield on debt investments at par value[6]	10.7%	13.8%	12.9%	12.8%	12.0%
Average Spread to SOFR	714 bps	673 bps	670 bps	650 bps	675 bps
Portfolio Activity:					
Beginning balance	**$406,423**	**$395,109**	**$539,701**	**$500,975**	**$476,888**
Purchases / draws[7]	14,191	170,949	16,303	16,161	23,606
Exits / repayments	(17,049)	(43,828)	(44,774)	(28,322)	(34,774)
Gains / (losses) / accretion	(8,456)	17,471	(10,255)	(11,926)	(12,979)
Ending Balance	**$395,109**	**$539,701**	**$500,975**	**$476,888**	**$452,741**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate or data is unavailable for the underlying statistic analyzed.
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) Includes legacy Capitala positions; LRFC assets which were originated by the BC Partners Credit Platform are included in the BC Partners line.
(5) CLO holdings and Joint Ventures are excluded from the investment count.
(6) Represents the weighted average annualized yield on debt investments (excluding income from non-accruals and collateralized loan obligations). Excluding the impact of the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 8.9% as of 6/30/26, compared to 10.1% as of 3/31/26.
(7) Includes assets acquired in connection with the LRFC Acquisition for the quarter ended September 30, 2025.
(8) Includes portfolio company information for liquid investments as of June 30, 2026. Excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $53.9 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.3x/6.3x. As of March 31, 2026. Excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $53.5 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.5x/6.1x.

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Credit Quality As of June 30, 2026 As of June 30, 2026 , eleven of the Company’s debt investments, attributable to seven portfolio companies, were on non-accrual status and represented 3.1% and 5.7% of the Company’s investment portfolio at fair value and amortized cost, respectively. For a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received). As of (Dollar amounts in thousands) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 (1) Investments Credit Quality – Internal Rating Performing 93.8% 94.6% 92.7% 92.8% 92.5% Underperforming 6.2% 5.4% 7.3% 7.2% 7.5% Investments on Non-Accrual Status Number of Non-Accrual Investments 6 10 13 12 11 Non-Accrual Investments at Cost $22,344 $37,198 $40,399 $34,417 $30,361 Non-Accrual Investments as a % of Total Cost 4.8% 6.3% 7.1% 6.2% 5.7% Non-Accrual Investments at Fair Value $8,439 $20,757 $19,997 $12,279 $14,109 Non-Accrual Investments as a % of Total Fair Value 2.1% 3.8% 4.0% 2.6% 3.1% (1) Based on fair market value as of the end of the respective period. 11

(1) Portfolio Composition As of June 30, 2026 As of (1) Investment Portfolio (Dollar amounts in thousands) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 First Lien Debt $291,071 $386,403 $344,126 $321,125 $287,110 Second Lien Debt 30,276 38,994 42,183 38,495 38,056 Subordinated Debt 1,750 24,832 25,339 24,467 24,562 Equity Securities 23,919 40,793 39,193 45,949 42,411 Collateralized Loan Obligations 3,263 2,179 1,789 1,690 15,542 Joint Ventures 44,634 46,301 48,165 44,967 44,833 Derivatives 196 199 180 195 227 Ending Balance $395,109 $539,701 $500,975 $476,888 $452,741 As of Investment Portfolio (% of total) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 First Lien Debt 73.7% 71.6% 68.7% 67.4% 63.4% Second Lien Debt 7.7% 7.2% 8.4% 8.1% 8.4% Subordinated Debt 0.4% 4.6% 5.1% 5.1% 5.4% Equity Securities 6.1% 7.6% 7.8% 9.6% 9.4% Collateralized Loan Obligations 0.8% 0.4% 0.4% 0.4% 3.4% Joint Ventures 11.3% 8.6% 9.6% 9.4% 9.9% Derivatives 0.0% 0.0% 0.0% 0.0% 0.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At fair value at the end of the respective period. 12

Appendix Appendix

Consolidated Statements of Assets and Liabilities As of June 30, 2026 and December 31, 2025 As of (Dollar amounts in thousands) June 30, 2026 December 31, 2025 ASSETS (Unaudited) Non-controlled/non-affiliated investments (amortized cost of $381,680 and $433,213, respectively) $346,365 $409,735 Non-controlled affiliated investments (amortized cost of $113,208 and $90,294, respectively) 99,326 80,585 Controlled affiliated investments (amortized cost of $42,089 and $42,332, respectively) 7,050 10,655 Total Investments at fair value (amortized cost of $536,977 and $565,839, respectively) $452,741 $500,975 Cash and cash equivalents 2,532 3,721 Restricted cash 5,198 8,782 Interest receivable 4,100 5,793 Receivable for unsettled trades 536 — Dividend receivable 933 845 Other assets 3,389 3,525 Total Assets $469,429 $523,641 LIABILITIES 2026 Notes (net of deferred financing costs and original issue discount of $24 and $312, respectively) 9,976 49,688 2028 Notes (net of deferred financing costs and original issue discount of $712 and $851, respectively) 34,288 34,149 2029 Notes (net of deferred financing costs of $847 and $—, respectively) 49,153 — 2030 Notes (net of deferred financing costs and original issue discount of $2,213 and $2,423, respectively) 72,787 72,577 2032 Convertible Notes (net of deferred financing costs and original issue discount of $96 and $102, respectively) 1,904 1,898 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $576 and $825, respectively) 65,933 106,804 KeyBank Credit Facility (net of deferred financing costs of $781 and $904, respectively) 46,760 41,765 Payable for unsettled trades 2,072 Management and incentive fees payable 1,629 1,865 Accounts payable, accrued expenses and other liabilities 1,921 1,714 Accrued interest payable 3,544 4,025 Total Liabilities $289,967 $314,485 NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 14,015,059 issued, and 12,381,742 outstanding as of 124 125 June 30, 2026, and 14,003,016 issued, and 12,541,858 outstanding as of December 31, 2025 Capital in excess of par value 809,137 811,111 Total distributable (loss) earnings (629,799) (602,080) $179,462 $209,156 Total Net Assets Total Liabilities and Net Assets $469,429 $523,641 NET ASSET VALUE PER COMMON SHARE $14.49 $16.68 14

BCP Investment Corporation

Consolidated Statements of Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,	
(Dollar amounts in thousands)	2026	2025	2026	2025
INVESTMENT INCOME	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:				
Non-controlled/non-affiliated investments	$10,744	$8,463	$22,088	$15,763
Non-controlled affiliated investments	640	324	2,114	640
Total interest income	$11,384	$8,787	$24,202	$16,403
Payment-in-kind income:				
Non-controlled/non-affiliated investments	1,968	2,354	5,097	5,207
Non-controlled affiliated investments	393	95	686	303
Total payment-in-kind income	$2,361	$2,449	$5,783	$5,510
Dividend income				
Non-controlled affiliated investments	1,342	1,213	2,389	2,630
Total dividend income	$1,342	$1,213	$2,389	$2,630
Fees and other income				
Non-controlled/non-affiliated investments	32	98	269	122
Non-controlled affiliated investments	46	83	120	83
Total fees and other income	$78	$181	$389	$205
Total Investment Income	$15,165	$12,630	$32,763	$24,748
EXPENSES				
Management fees	$1,629	$1,445	$3,334	$2,911
Performance-based incentive fees	—	967	873	1,887
Interest & amortization of debt issuance costs	5,910	4,230	11,747	8,528
Professional fees	716	403	1,629	855
Administrative services expense	565	450	1,108	861
Directors' expense	123	142	246	286
Other general & administrative expenses	704	436	1,418	523
Total Expenses	$9,647	$8,073	$20,355	$15,851
Net Investment Income	$5,518	$4,557	$12,408	$8,897
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS				
Net realized gains (losses) from investment transactions:				
Non-controlled/non-affiliated investments	(10,374)	(9,648)	(12,396)	(9,729)
Non-controlled affiliated investments	(108)	—	(108)	(92)
Controlled affiliated investments	—	(6,192)	—	(6,192)
Net realized gain (loss) on investments	($10,482)	($15,840)	($12,504)	($16,013)
Net change in unrealized appreciation (depreciation) on investments:				
Non-controlled/non-affiliated investments	(1,146)	3,390	(11,884)	1,889
Non-controlled affiliated investments	(1,855)	(3,014)	(4,173)	(4,154)
Controlled affiliated investments	(1,765)	6,287	(3,362)	5,013
Derivatives	32	(35)	47	(23)
Net change in unrealized appreciation (depreciation) on investments	($4,734)	$6,628	($19,372)	$2,725
Tax (provision) benefit on realized and unrealized gains (losses) on investments	184	137	(219)	(209)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, net of taxes	(15,032)	(9,075)	(32,095)	(13,497)
Net realized gains (losses) on extinguishment of debt	(360)	0	(360)	0
Net increase (decrease) in net assets resulting from operations	(9,874)	(4,518)	(20,047)	(4,600)
Net increase (decrease) in net assets resulting from operations per common share:				
Net increase (decrease) in net assets per share resulting from operations - Basic and Diluted	($0.80)	($0.49)	($1.62)	($0.50)
Weighted average common stock outstanding - Basic and Diluted	12,377,806	9,204,657	12,406,681	9,201,451
Net investment income per common share:				
Net investment income (loss) - Basic and Diluted	$0.45	$0.50	$1.00	$0.97

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Financing Profile

BCP Investment Corporation

Overview of Balance Sheet Financing Facilities

As of June 30, 2026	Principal Amount Committed (in mm)	Principal Amount Outstanding (in mm)	Interest Rate	Maturity Date
2026 Notes	$50.0	$10.0	Fixed / 5.25%	October 2026
2028 Notes	35.0	35.0	Fixed / 7.50%	October 2028
2029 Notes	50.0	50.0	Fixed / 7.50%	September 2029
2030 Notes	75.0	75.0	Fixed / 7.75%	October 2030
2032 Convertible Notes	15.0	2.0	Fixed / 5.25%	April 2032
Great Lakes Credit Facility[(2)]	125.0	66.5	Floating / SOFR + 2.50%	August 2027
KeyBank Credit Facility[(1)]	75.0	47.5	Floating / SOFR + 2.80%	August 2029
Total / Weighted Average	**$425.0**	**$286.1**	**7.00%**	

Fixed vs. Floating Rate


40%
60%
Fixed Rate
Floating Rate

Undrawn Borrowing Capacity Under Revolving Credit Facilities (in mm)


$86.0
43%
57%
Undrawn
Drawn

Cash & Cash Equivalents (in mm)


$7.7
33%
67%
Unrestricted Cash
Restricted Cash

(1) On August 6, 2026, the Company amended its KeyBank Credit Facility, reducing the applicable borrowing spread from 2.80% to 2.50% during the reinvestment period and from 3.20% to 3.00% during the amortization period, extending the reinvestment period to August 2029 and the maturity date to August 2031, and increasing committed capacity under the facility from $75.0 million to $150.0 million.

(2) Borrowings under the amended KeyBank Credit Facility were used to repay in full all outstanding advances and other amounts then due under the Company's Great Lakes Credit Facility with JPMorgan, and the commitments thereunder were terminated.

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Distribution Information 2026 Dividend Payment Schedule Declaration Date Record Date Payment Date Distribution Type Distribution Per Share 8/6/2026 12/15/2026 12/30/2026 Base $0.09 8/6/2026 11/23/2026 12/4/2026 Base $0.09 8/6/2026 10/15/2026 10/30/2026 Base $0.09 5/7/2026 9/15/2026 9/30/2026 Base $0.09 5/7/2026 8/14/2026 8/31/2026 Base $0.09 5/7/2026 7/15/2026 7/31/2026 Base $0.09 5/7/2026 5/18/2026 5/29/2026 Supplemental $0.03 3/5/2026 6/15/2026 6/30/2026 Base $0.09 3/5/2026 5/15/2026 5/29/2026 Base $0.09 3/5/2026 4/15/2026 4/30/2026 Base $0.09 3/5/2026 3/16/2026 3/27/2026 Base $0.32 Historical Dividend Payments Supplemental Distribution Period Base Dividend Per Share Total Distribution Per Share Per Share YTD 2026 Declared $1.13 $0.03 $1.16 Full Year 2025 $1.88 $0.09 $1.97 Full Year 2024 $2.76 - $2.76 Full Year 2023 $2.75 - $2.75 Full Year 2022 $2.56 - $2.56 (1) Full Year 2021 $2.42 - $2.42 Full Year 2020 $2.40 - $2.40 (2) Full Year 2019 $1.20 - $1.20 (1) The Company executed a 1 for 10 Reverse Stock Split which became effective 8/26/21 (2) The dividend per share amounts for 2019 reflect two quarterly base distributions 17

Corporate Information

BCP Investment Corporation

Board of Directors

Ted Goldthorpe
Interested Director and Chairman of the Board

Patrick Schafer
Interested Director

Robert Warshauer
Independent Director

Alex Duka
Independent Director

George Grunebaum
Independent Director

Jennifer Kwon Chou
Independent Director

Dean Kehler
Independent Director

Joseph Morea
Independent Director

Senior Management

Ted Goldthorpe
Chief Executive Officer

Brandon Satoren
Chief Financial Officer

Patrick Schafer
Chief Investment Officer

David Held
Chief Compliance Officer

Common Stock
Nasdaq: BCIC

Corporate Headquarters
650 Madison Avenue - 3rd Floor
New York, NY 10022 USA

Research Coverage

Paul Johnson
Keefe Bruyette & Woods

Erik Zwick
Lucid Capital Markets

Chris Nolan
Ladenburg Thalmann

Mitchel Penn
Oppenheimer & Co.

Transfer Agent

Equiniti Trust Company, LLC

Independent Audit Firm
Deloitte & Touche LLP

Investor Relations
The Equity Group, Inc.
Lena Cati
(212) 836-9611
lena.cati@theequitygroup.com

Val Ferraro
(212) 836-9633
val.ferraro@theequitygroup.com

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